SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  AUGUST 3, 1998

                            UNITED BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

         WEST VIRGINIA                 0-13322                 55-0641179
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)        File No.)            Identification No.)

         300 UNITED CENTER
         500 VIRGINIA STREET, EAST
         CHARLESTON, WEST VIRGINIA                              25301
  (Address of principal executive offices)                     Zip Code

                                 (304) 424-8761
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER MATTERS

         On April 2, 1998, United Bankshares, Inc. ("UBS") acquired all
5,261,000 of the issued and outstanding shares of George Mason Bankshares, Inc.
("George Mason")in accordance with the terms and conditions of the Agreement and Plan of Merger dated September 10, 1997 and as amended and restated December 10, 1997, between UBS and George Mason (the "Agreement"). Each outstanding share of common stock of George Mason was converted into 1.70 shares of UBS common stock.
Fractional shares were paid at $25.55 for each portion of fractional share. As a result of the merger, George Mason merged with George Mason Holding Company, a wholly owned subsidiary of UBS, and thus George Mason became a wholly owned subsidiary of UBS ("the Merger").

         George Mason was a Virginia corporation and a bank holding company headquartered in Fairfax, Virginia and had two principal subsidiaries, George
Mason Bank ("GMB"), a Virginia state chartered bank and George Mason Mortgage
Company ("GMMC"), with their principal place of business in the Washington D.C.
metropolitan area. George Mason Mortgage Company is a wholly owned-subsidiary of GMB and engaged in the operation of a general mortgage and agency business.

The attached information has been restated to reflect the merger of United and George Mason on April 2, 1998, under the pooling of interests method of accounting, as though they had always been combined.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS
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                                                                                                                  Page No.
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
(c)      Exhibits

  99.1            Consolidated Financial Statements of United
                  Bankshares, Inc. as of December 31, 1997, and
                  for each of the three years in the period ended
                  December 31, 1997, with the report of independent
                  auditors and management's discussion and analysis                                                6

  99.2            Consolidated Financial Statements of United
                  Bankshares, Inc. as of March 31, 1998, and for
                  the three months ended March 31, 1998 and
                  1997, with management's discussion and analysis                                                  63

  23              Consent of Ernst & Young LLP                                                                     84

  27.1            Financial Data Schedule as of December 31, 1997,
                  and for the year then ended                                                                      85

  27.2            Financial Data Schedule as of December 31, 1996,
                  and for the year then ended                                                                      86

  27.3            Financial Data Schedule as of December 31, 1995,
                  and for the year then ended                                                                      87

  27.4            Financial Data Schedule as of March 31, 1998,
                  and for the three months then ended                                                              88

  27.5            Financial Data Schedule as of March 31, 1997, and
                  for the three months then ended                                                                  89

  27.6            Financial Data Schedule as of June 30, 1997, and
                  for the six months then ended                                                                    90

  27.7            Financial Data Schedule as of September 30, 1997,
                  and for the nine months then ended                                                               91

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED BANKSHARES, INC.

Date August 3, 1998                  By   /s/ Steven E. Wilson
                                          ________________________________
                                          Steven E. Wilson
                                          Its Executive Vice President,
                                          Secretary and Chief Financial
                                          Officer

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